UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

Great Elm Capital Corp.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01211	81-2621577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GECC	Nasdaq Global Market
6.50% Notes due 2022	GECCL	Nasdaq Global Market
6.75% Notes due 2025	GECCM	Nasdaq Global Market

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2019, Great Elm Capital Corp. (the “Company”) issued the press release and published the presentation furnished as exhibits 99.1 and 99.2, respectively, to this report.

The foregoing information (including the exhibits hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 8, 2019, the Company held the 2019 annual meeting of its stockholders (the “Annual Meeting”). The results of the voting at the Annual Meeting were as follows:

	For	Against or Withheld	Abstentions and Broker Non-Votes
Election of director: Peter A. Reed	3,311,317	419,127	5,616,242
Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019	9,212,447	119,062	15,177

Item 8.01 Other Events.

On May 10, 2019, PE Facility Solutions, LLC (“PEFS”), a wholly-owned subsidiary of the Company, and a strategic buyer entered into an asset purchase agreement, pursuant to which the buyer will acquire substantially all of PEFS’ assets at a purchase price of $23.75 million (the “Acquisition”).  The closing of the Acquisition is subject to certain closing conditions and is expected to close late in the second quarter or early in the third quarter of 2019.  As of March 31, 2019, the outstanding principal amount of GECC’s senior secured revolving loan, senior secured term loan A and senior secured term loan B to PEFS was approximately $20.7 million.  Although PEFS is currently a subsidiary of the Company, the Company does not consolidate PEFS in its consolidated financial statements in accordance with generally accepted accounting principles.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report but shall not be deemed filed:

Exhibit Number	Description
99.1	Press release, dated May 14, 2019.
99.2	Presentation, dated May 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT ELM CAPITAL CORP.

Date: May 14, 2019	/s/ Keri A. Davis
	By:	Keri A. Davis
	Title:	Interim Chief Financial Officer